UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 29, 2025

(Date of earliest event reported)

FDCTECH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56338	81-1265459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Spectrum Center Drive, Suite 300

Irvine, CA 92618

(Address of principal executive offices, including zip code)

(877) 445-6047

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

SHARE PURCHASE AGREEMENT

On October 29, 2025, FDCTech, Inc., a Delaware corporation “(“FDCT” or the ““Company”), completed the acquisition of Alchemy International Ltd., a Seychelles-licensed securities dealer regulated under license number SD136 by the Financial Services Authority (FSA) (the “Transaction”), pursuant to a Share Purchase Agreement, dated October 29, 2025 (the “Share Purchase Agreement”). The change of control was approved on October 29, 2025, by the FSA.

Alchemy International becomes a key operational subsidiary within the Company’s expanding global architecture, enabling the Company to serve a broader base of offshore brokerages, high-frequency traders, and institutional clients seeking regulated access to foreign exchange and multi-asset markets.

Pursuant to the Share Purchase Agreement, the Company acquired 49,950 of 50,000 issued shares from Sync Capital Limited and Mr. Gope Shyamdas Kundnani, shareholders of Alchemy International Ltd. effectively assuming full operating control of Alchemy International Ltd. Mr. Kundnani is the sole beneficial owner of Alchemy International Ltd., holding his interest directly and indirectly through Sync Capital Limited. The consideration for the transaction is $2,000,000 (the “Purchase Price”), subject to adjustment based on regulatory own funds capital at closing. The Purchase Price, payable in cash or in the form of the Company’s capital stock, is due by January 29, 2026.

As Mr. Gope Shyamdas Kundnani is a member of the Company’s board of directors, the transaction is considered a related party transaction for the purposes of Item 404(a) of Regulation S-K. The transaction was reviewed, voted upon and approved by the disinterested board members prior to execution of the Share Purchase Agreement.

The foregoing description of the Share Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which is furnished as Exhibits 99.1 to this Current Report on Form 8-K and are incorporated by reference.

Item 7.01	Regulation FD Disclosure.

The disclosure under Item 1.01 in this report on Form 8-K is incorporated by reference herein.

On November 6, 2025, The Company issued a press release announcing the execution of the Share Purchase Agreement. A copy of the press release is furnished as Exhibits 99.2 to this Current Report on Form 8-K and are incorporated by reference.

Information in this report on form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Share Purchase Agreement date as of October 29, 2025.
99.2	Press release dated as of November 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FDCTECH, INC.

November 10, 2025	By:	/s/ Imran Firoz
Date		Imran Firoz
Chief Finance Officer
(Principal Executive Officer)